027738

NUMBER

DF

COMMON STOCK
PAR VALUE $0.01

SHARES

DORAL FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO

CUSIP 25811P 88 6

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $0.01 EACH, OF

DORAL FINANCIAL CORPORATION, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


DORAL FINANCIAL CORPORATION
CORPORATE
SEAL
PUERTO RICO
1972

Secretary of the Board of Directors

President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

DORAL FINANCIAL CORPORATION

The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any request should be made to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFTS MIN ACT — ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

____

Please print or typewrite name and address, including postal zip code of assignee.

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney,

to transfer said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________________

____